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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 28, 2002

                      TRANS WORLD ENTERTAINMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


New York                                  0-14818                14-1541629
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         identification No.)


38 Corporate Circle, Albany, New York                              12203
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (518) 452-1242

                                      None
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         (Former name or former address, if changed since last report.)






ITEM 5. OTHER EVENTS.

     On October 28, 2002, the registrant, Trans World Entertainment Corporation, a New York corporation, announced that it will take a $5.3 million after tax charge in the third quarter for its June 2001 investment in Data Play Inc., a digital content recording and distribution media company for portable hand-held consumer entertainment devices. The charge is a direct result of Data Play's filing for bankruptcy protection under Chapter 11 on October 18, 2002.


     A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS. The following exhibit is filed as part of this report and incorporated by reference in this report:

 Exhibit
   No.                      Description
   ---                      -----------

  99.1   Trans World Entertainment Company Press Release dated October 28, 2002.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANS WORLD ENTERTAINMENT CORPORATION



Date:  October 28, 2002                        /s/ JOHN J. SULLIVAN
                                 ----------------------------------------------
                                               John J. Sullivan
                                       Executive Vice President-Finance, Chief
                                          Financial Officer and Secretary
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                                  EXHIBIT INDEX

Exhibit
  No.                      Description
  ---                      -----------

  99.1   Trans World Entertainment Company Press Release dated October 28, 2002.